UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024 (May 8, 2024)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Range Resources Corporation (the "Company") was held on Wednesday, May 8, 2024 at 8:00 a.m. Central Time. As of March 21, 2024, the record date for the Annual Meeting, there were 242,592,521 shares of the Company's common stock outstanding. A quorum of 227,193,022 shares of the Company's common stock was present or represented at the meeting.

The matters submitted to a vote of the Company's stockholders at the Annual Meeting were as follows:

1.
Stockholders elected each of the Company's eight nominees for director to serve a term of one year to expire at the 2025 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	206,907,175	2,304,570	108,415	17,872,862
Margaret K. Dorman	208,457,614	755,670	106,876	17,872,862
James M. Funk	201,443,680	7,765,827	110,653	17,872,862
Steve D. Gray	208,279,234	927,236	113,690	17,872,862
Charles G. Griffie	208,198,560	1,010,650	110,950	17,872,862
Greg G. Maxwell	208,512,442	697,959	109,759	17,872,862
Reginal W. Spiller	206,629,149	2,581,103	109,908	17,872,862
Dennis L. Degner	208,978,448	228,754	112,958	17,872,862

2.
Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures for the Company's Named Executive Officers ("say on pay"), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
205,874,522	3,234,690	210,948	17,872,862

3.
Stockholders approved the amendment to the Company's Restated Certificate of Incorporation to reflect current Delaware corporate law provisions permitting the exculpation of certain officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
200,577,345	8,547,120	195,695	17,872,862

4.
Stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions
223,482,333	3,503,818	206,871

ITEM 8.01 Other Events

As set forth in ITEM 5.07 above, at the Company’s Annual Meeting on May 8, 2024, the stockholders approved the Third Amendment (herein so called) to the Company’s Restated Certificate of Incorporation. As more fully disclosed in the Company’s 2024 definitive proxy statement (filed with the SEC on March 29, 2024), the Third Amendment made certain changes to Article EIGHTH of the Company’s Restated Certificate of Incorporation to permit the exculpation of certain Company officers in accordance with Delaware General Corporation Law. On May 8, 2024, the Company filed the Third Amendment with the office of the Secretary of State of the State of Delaware, and it became effective upon such filing. The Third Amendment is filed herewith as Exhibit 3.1.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number Description

3.1 Third Amendment to the Restated Certificate of Incorporation of Range Resources Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ Mark S. Scucchi
Mark S. Scucchi
Executive Vice President & Chief Financial Officer

Date: May 8, 2024